UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2026

Vylor Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43376	41-2930124
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7100 NW 62nd Avenue, Johnston, Iowa	50131
(Address of principal executive offices)	(Zip Code)

(833) 267-8382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VYLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Vylor Inc. (the “Company” or “Vylor”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on June 29, 2026 (as amended on August 14, 2026, September 15, 2026 and September 21, 2026, the “Registration Statement”), relating to the separation (the “Spin-Off”) of the Company from Corteva, Inc. (“Corteva”), to be effected by a pro rata dividend of all of the issued and outstanding shares of common stock, par value $0.01 per share, of Vylor (“Vylor Common Stock”) to holders of record of common stock, par value $0.01 per share, of Corteva (“Corteva Common Stock”) as of the close of business on September 24, 2026 (the “Distribution”).

On September 24, 2026, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated September 24, 2026 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, the Spin-Off is expected to occur prior to 9:30 a.m., New York City time, on October 1, 2026 (the “Distribution Date”). Each holder of record of Corteva Common Stock as of the close of business on September 24, 2026 will be entitled to receive one share of Vylor Common Stock on the Distribution Date for every share of Corteva Common Stock held of record as of such time. The Distribution is subject to the satisfaction or waiver of certain conditions described in the Information Statement.

The Company expects Vylor Common Stock to begin trading on the NYSE under the symbol “VYLR” on October 1, 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Information Statement of Vylor Inc., dated September 24, 2026.
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Cautionary Statement Concerning Forward Looking Statements

Vylor and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this Current Report on Form 8-K, in Vylor’s other filings with the SEC, and in presentations, reports or letters to its stockholders.

In some cases, Vylor identified these forward-looking statements by such words or phrases as “plans,” “outlook,” "will,” “is designed to,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends,” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on Vylor’s current views and assumptions regarding future events, future business conditions and the outlook for Vylor based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” sections of the Information Statement and to similar risk factors and cautionary statements in all other reports and forms filed by Vylor with the SEC.

Vylor wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement. Vylor specifically declines to undertake any obligation, and specifically disclaim any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYLOR INC.

Date: September 25, 2026	By:	/s/ Jennifer A. Johnson
	Name:	Jennifer A. Johnson
	Title:	Director